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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549



                                       FORM 8-K



                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                    March 28, 1997
                  (Date of Report (Date of Earliest Event Reported))



                         KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                (Exact name of registrant as specified in its charter)




       California                 0-28568                  95-2920557
    (State or other          (Commission File          (I.R.S. Employer
     jurisdiction of              Number)            Identification Number)
      incorporation)



                                700 East Bonita Avenue
                               Pomona, California 91767
                 (Address of principal executive offices) (Zip Code)


                                    (909) 624-8041
                 (Registrant's telephone number, including area code)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 28, 1997, Keystone Automotive Industries, Inc. (the "Registrant") consummated the acquisition of North Star Plating Company ("North Star") through the merger (the "Merger") of North Star Merger, Inc., a wholly owned subsidiary of the Registrant, into North Star. The former shareholders of North Star received 362.3088 shares of the Common Stock of the Registrant for each share of the Common Stock of North Star owned on the effective date of the Merger. An aggregate of 2,450,000 shares of the Common Stock of the Registrant were issued in connection with the Merger (or approximately 25.1% of the shares of the Common Stock of the Registrant issued and outstanding immediately after the Merger). North Star is a distributor of aftermarket collision replacement parts produced by independent manufacturers for automobiles and light trucks and a recycler and producer of chrome plated and plastic bumpers. The Merger was accounted for as a "pooling of interests."

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS.

         The following financial statements for the Registrant and North Star are incorporated by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-18663):

         KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

         Report of Independent Auditors
         Balance Sheets at March 31, 1995 and March 29, 1996 Statements of Income for years ended March 25, 1994,
             March 31, 1995 and March 29, 1996
         Statements of Shareholders' Equity for the years ended
             March 25, 1994, March 31, 1995 and March 29, 1996
         Statements of Cash Flows for the years ended
             March 25, 1994, March 31, 1995 and March 29, 1996
         Notes to Financial Statements
         Balance Sheet (Unaudited) at December 27, 1996 Statements of Income (Unaudited) for the nine-month periods ended December 29, 1995 and
             December 27, 1996
         Statements of Cash Flows (Unaudited) for the nine-month periods ended December 29, 1995 and December 27, 1996
         Notes to Financial Statements (Unaudited)


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         NORTH STAR PLATING COMPANY

         Report of Independent Auditors
         Balance Sheets at September 30, 1995 and September 30, 1996
         Statements of Income and Shareholders' Equity for years ended
             September 30, 1994, September 30, 1995 and September 30, 1996 Statements of Cash Flows for years ended September 30, 1994,
             September 30, 1995 and September 30, 1996
         Notes to Financial Statements
         Balance Sheet (Unaudited) at December 31, 1996
         Statements of Income (Unaudited) for the three-month periods ended
             December 31, 1996 and 1995
         Statements of Cash Flows (Unaudited) for the three-month periods ended
             December 31, 1996 and 1995
         Notes to Financial Statements (Unaudited)

    (b)  PRO FORMA FINANCIAL INFORMATION.

         The following combined unaudited pro forma financial statements are incorporated by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-18663):

         Combined Unaudited Pro Forma Historical Balance Sheet as of
             December 27, 1996
         Combined Unaudited Pro Forma Historical Statement of Income for the
             nine-month period ended December 27, 1996
         Combined Unaudited Pro Forma Historical Statement of Income for the
              years ended March 29, 1996, March 31, 1995 and March 25, 1994 Notes to Combined Unaudited Pro Forma Historical Financial Statements

    (c)  EXHIBITS.

         2.1* Agreement and Plan of Merger dated as of December 6, 1996, by and among Keystone Automotive Industries, Inc., North Star Merger, Inc., North Star Plating Company, Ronald G. Brown and Kim D. Wood.

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*   Incorporated by reference from the Registrant's Registration Statement on
    Form S-4 (File No. 333-18663). Pursuant to Item 601(b)(2) of Regulation S-K, all schedules and exhibits have been omitted. The Registrant hereby agrees to furnish such schedules and exhibits upon request of the Securities and Exchange Commission.


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                                      SIGNATURES

    Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 7, 1997.

                             KEYSTONE AUTOMOTIVE INDUSTRIES, INC.


                             By /s/ John M. Palumbo
                                 ------------------------------------
                                    John M. Palumbo,
                                    Vice President and Treasurer


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